Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Blackstone Private Credit Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:

(1)	the Company’s Form 10-K for the year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Company’s Form 10-K for the year ended December 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2021

By:	/s/ Brad Marshall
Brad Marshall
Chief Executive Officer